Exhibit 10.37

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of May 4, 2012, by and between NxStage Medical, Inc., a Delaware corporation (the “Company”), and Asahi Kasei Medical Co., Ltd. (“Asahi”), a corporation organized and existing under the laws of Japan (“Asahi”).

This Agreement is made in connection with the Subscription, Sale and Purchase Agreement dated as of the date hereof, by and between the Company and Asahi (the “Stock Purchase Agreement”).

The Company and Asahi hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Stock Purchase Agreement shall have the meanings given such terms in the Stock Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 7(d).

“Affiliate” means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended.

“Allowed Delay” shall have the meaning set forth in Section 2(d).

“Asahi Prospectus Supplement” shall have the meaning set forth in Section 2(a).

“Business Day” means any day other than a Saturday or Sunday or any day on which banks in New York are authorized or required to remain closed.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Demand Registration Statement” means the Demand Registration Statement required to be filed under Section 2(a), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Existing Registration Statement” shall have the meaning set forth in Section 2(a).

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means a prospectus included in a Registration Statement (including, in the case of the Demand Registration Statement, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any applicable prospectus supplement related to the terms of the offering of any portion of the Registrable Securities covered by the applicable Registration Statement (including the Asahi Prospectus Supplement), and all other amendments and supplements to the Prospectus related to the terms of the offering of any portion of the Registrable Securities, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization, merger, consolidation or other reorganization or similar event with respect to the foregoing; provided, however, a Share shall cease to be a Registrable Security upon (i) sale pursuant to an effective registration statement or (ii) all of the Shares then held by the Buyer being eligible for sale pursuant to Rule 144 under the Securities Act in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

“Registration Statement” means the Existing Registration Statement and the Demand Registration Statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Selling Holder Questionnaire” shall have the meaning set forth in Section 2(b).

“Shares” solely for the purpose of this Agreement means the Shares as defined in the Stock Purchase Agreement.

“Trading Day” means a day on which the Common Stock is trading on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board, or any other recognized exchange or automated quotation system.

2.	Asahi Registration.

(a) The Company currently has a shelf registration statement on Form S-3 that has been declared effective by the Commission (Reg. No. 333-170654) (the “Existing Registration Statement”). On or prior to the thirtieth (30th) day following the Closing of the transactions contemplated by the Stock Purchase Agreement, or as promptly as practicable thereafter if the Company would otherwise be able to declare an Allowed Delay (as defined below), the Company shall prepare and file with the Commission a prospectus supplement, which prospectus supplement shall form a part of the Prospectus forming a part of the Existing Registration Statement, covering the resale by Asahi to the public of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (the “Asahi Prospectus Supplement”). The Prospectus shall contain the “Plan of Distribution” attached hereto as Annex A (the “Plan of Distribution”), subject to such changes as may be reasonably required by law or the Commission. The Company shall use commercially reasonable efforts to keep the Existing Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all the Registrable Securities covered by the Existing Registration Statement have been publicly sold or (ii) such time as all the Registrable Securities may be sold pursuant to Rule 144 without restrictions (the “Effectiveness Period”).

During any part of the Effectiveness Period when the Existing Registration Statement is not available, other than pursuant to an Allowed Delay and whether due to the Company’s lack of eligibility or otherwise, Asahi shall have the right to require the Company to file a registration statement with respect to all the Registrable Securities then outstanding. The Company shall, within thirty (30) days after the date of such request, use its commercially reasonable efforts to prepare and file with the Commission a registration statement on Form S-1 or any similar long-form registration statement or, if available, Form S-3 or any similar short-form registration statement, covering the resale by Asahi to the public of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (a “Demand Registration Statement”); provided, however, that the Company shall be required to provide Asahi no more than one (1) Demand Registration Statement in any 12-month period. The Company shall use its commercially reasonable efforts to cause any Demand Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof.

(b) Asahi agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B, or other form reasonably acceptable to the Company (a “Selling Holder Questionnaire”) in connection with the preparation of the Asahi Prospectus Supplement and any Demand Registration Statement. If Asahi fails to furnish to the Company a fully completed Selling Holder Questionnaire at least five Trading Days prior to the date requested by the Company, any obligation of the Company under this Agreement to file the Asahi Prospectus Supplement or any Demand Registration Statement shall be tolled for a length of time equivalent to the length of time Asahi fails to furnish such questionnaire.

(c) If Asahi intends to distribute the Registrable Securities by means of an underwriting, which it shall have the ability to do no more than once in any 12-month period, Asahi shall promptly so advise the Company. Asahi and the Company shall enter into an underwriting agreement in usual and customary form with the underwriter of underwriters selected for such underwriting by Asahi (which underwriter or underwriters shall be reasonably acceptable to the Company).

(d) The Company may suspend the use of any Prospectus included in a Registration Statement or delay the filing of the Demand Registration Statement in the event that the Company determines in good faith that such suspension or delay is necessary (i) to delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company, (ii) so as not to materially interfere with a significant acquisition or strategic transaction, corporate reorganization or other similar transaction involving the Company, or (iii) to amend or supplement a Registration Statement or Prospectus so that a Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”), provided that the Company shall promptly (a) notify Asahi in writing of the commencement of and the reasons for an Allowed Delay, but shall not disclose to Asahi any material non-public information giving rise to the Allowed Delay, (b) advise Asahi in writing to cease all sales under the applicable Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate the Allowed Delay as promptly as practicable. No suspension or delay pursuant to this Section 2(c) shall exceed ninety (90) days.

3.	Registration Procedures.

In connection with the Company’s registration obligations under Section 2, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of (i) the Asahi Prospectus Supplement or any amendment or supplement thereto or (ii) a Demand Registration Statement or any related Prospectus or any amendment or supplement thereto (but not including any deemed amendment triggered by the filing of the Company’s Form 10-K), (x) furnish to Asahi copies of all such documents proposed to be filed, including documents incorporated or deemed incorporated by reference to the extent requested by Asahi, and (y) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, for Asahi and its representatives to conduct a review of such documents and a reasonable investigation of the Company within the meaning of the Securities Act. The Company shall not file the Demand Registration Statement, any related Prospectus, the Asahi Prospectus Supplement or any amendments or supplements thereto, to which Asahi shall reasonably object.

(b)(i) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to any Registration Statement and Prospectus relating to Registrable Securities as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; (ii) cause any such Prospectus as so amended or supplemented to be filed with the Commission pursuant to Rule 424; (iii) respond promptly to any comments received from the Commission with respect to any Demand Registration Statement or any amendments to a Registration Statement and, upon request, provide Asahi true and complete copies of all correspondence from and to the Commission relating to the Demand Registration Statement that would not result in the disclosure to Asahi of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period.

(c) Notify Asahi promptly (and, in the case of (i) below, not less than five (5) Trading Days prior to such filing) and, if requested by Asahi, confirm such notice in writing promptly following the day (i) (A) when a post-effective amendment to any Demand Registration Statement or any Prospectus or Prospectus supplement relating to the Registrable Shares is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of any Demand Registration Statement and when the Commission comments in writing on such Demand Registration Statement (the Company shall upon Asahi’s request provide true and complete copies thereof and all written responses thereto that would not result in the disclosure to Asahi of material and non-public information concerning the Company), and (C) with respect to any Demand Registration Statement or any post-effective amendment thereto, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority during the Effectiveness Period for amendments to any Demand Registration Statement or supplements to a Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement or Prospectus relating to the Registrable Shares ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement or Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to Asahi, without charge, at least one conformed copy of any Demand Registration Statement and each amendment to a Registration Statement related to the terms of the offering of any portion of Registrable Securities, and all exhibits to the extent requested by Asahi (including those previously furnished) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to Asahi, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as Asahi may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by Asahi in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g) Prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with Asahi in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as Asahi reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified and where such a qualification would subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h) Cooperate with Asahi to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Stock Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as Asahi may request.

(i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment if necessary, to a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) In the event of any underwritten public offering of the Registrable Securities (i) cooperate with and enter into and perform its obligations under an underwriting agreement, in usual and customary form (including indemnification of the underwriters by the Company), with the managing underwriter(s) of such offering, (ii) use commercially reasonable efforts to obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, which letter shall be addressed to the underwriters, and the Company shall use commercially reasonable efforts to cause such cold comfort letter to also be addressed to Asahi, (iii) use commercially reasonable efforts to obtain an opinion from the Company’s outside counsel in customary form and covering such matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters and Asahi, and (iv) cooperate with Asahi and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA.

4.	Registration Expenses.

All reasonable expenses, other than underwriting discounts, commissions or concessions and brokers’ or agents’ commissions or concessions or selling commissions or concessions, incurred in connection with registrations, filings or qualifications pursuant to this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel including counsel for the Company and counsel for Asahi shall be paid by Company. Asahi shall pay any and all fees and disbursements of legal counsel for Asahi in connection with registration, filing or qualification of the Registrable Securities pursuant to this Agreement.

5.	Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Asahi, the officers, directors, agents and employees of Asahi, each person or entity who controls Asahi (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling persons or entities, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any violation by the Company of federal or state securities law, or any other law or regulation relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement; (ii) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or (iii) any omission or alleged omission of a material fact required to be stated in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Asahi furnished in writing to the Company by Asahi expressly for use therein. The Company shall notify Asahi promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Asahi. Asahi shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Company and its affiliates, the directors, officers, agents and employees of the Company and its affiliates, each person or entity who controls the Company and its affiliates (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of each such controlling persons or entities, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based solely upon: (x) Asahi’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Asahi to the Company expressly for inclusion in such Registration Statement or such Prospectus.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any person or entity entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person or entity from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying

Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). In no event shall the Indemnifying Party be liable for fees and expenses of more than one counsel (in addition to any local counsel) for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), Asahi shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by Asahi from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that Asahi has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud or willful or intentional misconduct by Asahi. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

Absent fraud or willful or intentional misconduct, the indemnification and contribution provided by the Company and Asahi pursuant to this Section 5 shall be the sole and exclusive remedy for any Losses referred to herein. The amount of any payment by the Company under this Section 5 in respect of any Losses resulting from or arising out of any indemnification or contribution claim shall in no event exceed the gross proceeds actually received by the Company as a result of the exercise of the Stock Purchase Agreement by Asahi pursuant to the terms and conditions contained therein. The amount of any payment by Asahi under this Section 5 in respect of any Losses resulting from or arising out of any indemnification or contribution claim shall in no event exceed the gross proceeds to such Asahi as a result of the sale of the Shares pursuant to the Registration Statements.

6. Withdrawal of a Registration Statement. After the termination of the Effectiveness Period, the Company shall be entitled to withdraw the applicable Registration Statement and/or the Prospectus, and Asahi shall have no further right to offer or sell any of the Shares pursuant to a Registration Statement and/or Prospectus.

7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by Asahi, of any of their obligations under this Agreement, Asahi or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and Asahi agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Registration of Other Securities. Notwithstanding anything contained herein to the contrary and for the avoidance of doubt, the parties hereto acknowledge that (a) the Company has granted or may grant registration rights to other holders with respect its Common Stock, or may register other securities for issuance, and (b) the Existing Registration Statement does, and the Demand Registration Statement may also, cover the sale or resale of such other securities as well as any securities held by other security holders which the Company has an obligation to register.

(c) Compliance. Asahi covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement or Prospectus.

(d) Discontinued Disposition. Asahi agrees that, upon receipt of a notice from the Company of (i) the commencement of an Allowed Delay pursuant to Section 2(d) or (ii) the occurrence of any event of the kind described in Section 3(c), Asahi will forthwith discontinue disposition of any Registrable Securities under all Registration Statements and Prospectuses until it is advised in writing (the “Advice”) by the Company that such disposition may again be made. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Asahi.

(f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below, (ii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the Stock Purchase Agreement.

(g) Successors and Assigns. Neither this Agreement nor any of the rights hereunder shall be assignable or transferable in whole or in part except that Asahi may transfer this Agreement to any of its subsidiaries that are majority owned by Asahi, provided that, as a condition to such transfer, each such subsidiary shall (a) furnish to the Company written notice of such transfer and (b) agree in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement. Any assignment or transfer of this Agreement or any of the rights hereunder in violation of the provisions of this Agreement shall be null and void. Subject to applicable securities laws and the provisions of this Agreement, this Agreement and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Asahi.

(h) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of laws principles. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in New York, New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any provision of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any defense that it is not personally subject to the jurisdiction of any such court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law or equitable remedies.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NXSTAGE MEDICAL, INC.

By:	/s/ Jeffrey H. Burbank
Name: Jeffrey H. Burbank
Title: Chief Executive Officer

ASAHI KASEI KURARAY MEDICAL CO., LTD.

By:	/s/ Yutaka Shibata
Name: Yutaka Shibata
Title: President

ANNEX A

PLAN OF DISTRIBUTION

The shares covered by this prospectus may be offered and sold from time to time by the selling stockholder. The term “selling stockholder” includes donees, pledgees, transferees or other successors-in-interest selling shares received after the date of this prospectus from the selling stockholder as a gift, pledge, distribution or other non-sale related transfer. The selling stockholder will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to then current market price or in negotiated transactions. The selling stockholder may sell its shares by one or more of, or a combination of, the following methods:

•	purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•	an over-the-counter distribution in accordance with the rules of The Nasdaq Stock Market;

•	in privately negotiated transactions;

•	in options transactions;

•	to or through underwriters;

•	through dealers or agents;

•	a block trade in which the broker or dealer so engaged will attempt to sell the securities as an agent but may position and resell a portion of the block as a principal to facilitate the transaction;

•	through a combination of these methods; and

•	by any other legally available means.

In addition, any shares that qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus.

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. In connection with the distributions of shares or otherwise, the selling stockholder may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the common stock in the course of hedging the positions they assume with the selling stockholder. The selling stockholder may enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The selling stockholder may also pledge shares to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution, may effect sales of the pledged shares pursuant to this prospectus (as supplemented or amended to reflect such transaction).

In effecting sales, underwriters, broker-dealers or agents engaged by the selling stockholder may arrange for other underwriters or broker-dealers to participate. Underwriters, broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholder in amounts to be negotiated immediately prior to the sale. Such discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary on the types of transactions involved.

In offering the shares covered by this prospectus, the selling stockholder and any broker-dealers who execute sales for the selling stockholder may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. Any profits realized by the selling stockholder and the compensation of any broker-dealer may be deemed to be underwriting discounts and commissions. Some of the underwriters or deemed underwriters or agents and their associates may be customers of, engage in transactions with, and perform services for us in the ordinary course of business.

In order to comply with the securities laws of certain states, if applicable, the shares must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We have advised the selling stockholder that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholder and their affiliates. In addition, we will make copies of this prospectus available to the selling stockholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholder may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

At the time a particular offer of shares is made, if required, a prospectus supplement will be distributed that will set forth the number of shares being offered and the terms of the offering, including the name of any underwriter, dealer or agent, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.

Notwithstanding anything to the contrary, the selling stockholder may not sell or distribute the shares covered by this prospectus in short sales.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, U.S. Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that the selling stockholder will pay all underwriting discounts, commissions and concessions and brokers’ or agents’ commissions and concessions or selling commissions and concessions, if any. We have agreed to indemnify the selling stockholder against certain liabilities, including certain liabilities under the Securities Act, relating to the registration of shares offered by this prospectus. Underwriters, dealers and agents may be entitled to indemnification by us and the selling stockholder against specific civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the underwriters or agents may be required to make in respect thereof, under underwriting or other agreements. The terms of any indemnification provisions will be set forth in a prospectus supplement.

We have agreed with the selling stockholder to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been publicly sold or (2) such time as all of the shares covered by this prospectus may be sold pursuant to Rule 144 without restrictions. Notwithstanding the foregoing obligations, we may, under specified circumstances, suspend the use of the registration statement, or any amendment or supplement thereto.

SELLING STOCKHOLDER QUESTIONNAIRE

To:	NxStage Medical, Inc.

Winifred L. Swan, Esq.

Senior Vice President and General Counsel

NxStage Medical, Inc.

439 South Union Street, 5th Floor

Lawrence, MA 01843

Reference is made to the Registration Rights Agreement dated as of May 4, 2012 (the “Agreement”), by and between NxStage Medical, Inc. (the “Company”) and Asahi Kasei Kuraray Medical Co., Ltd.

Pursuant to Section 2(c) of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Asahi Prospectus Supplement and the Demand Registration Statement contemplated by Section 2(a) of the Agreement.

(1)      Name and Contact Information:

Full legal name of record holder:

Address of record holder:

Social Security Number or Taxpayer identification number of record holder:

Identity of beneficial owner (if different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

E-mail address of contact person:

(2)	Beneficial Ownership of Registrable Securities:

(a)	Number of Registrable Securities owned by Selling Stockholder:

(b)	Number of Registrable Securities requested to be registered:

(3)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (2)(a).

Type and amount of other securities beneficially owned by the Selling Stockholder:

(4)	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(5)	Plan of Distribution:

Except as set forth below, the undersigned intends to distribute pursuant to the applicable Registration Statement the Registrable Securities listed above in Item (2) in accordance with the “Plan of Distribution” section set forth therein:

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

(6)	Selling Stockholder Affiliations:

(a)	Is the Selling Stockholder a registered broker-dealer?

(b) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

(c) If the answer to Item (6)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(d) If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)?

(e) If the answer to Item (6)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

Note: If the Selling Stockholder is an affiliate of a broker-dealer and did not purchase its Registrable Securities in the ordinary course of business or at the time of the purchase had any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities, the Company may be required to identify the Selling Stockholder as an underwriter in a Registration Statement, any amendments thereto and the related prospectus.

Pursuant to Section 3(c) of the Agreement, the undersigned acknowledges that the Company may, by written notice to the undersigned, suspend or withdraw a Registration Statement and require that the undersigned immediately cease sales of Registrable Securities pursuant to such Registration Statement under certain circumstances described in the Agreement. At any time that such notice has been given in accordance with the Agreement, the undersigned may not sell Registrable Securities pursuant to the applicable Registration Statement.

The undersigned hereby acknowledges receipt of a draft of the Asahi Prospectus Supplement dated                          , 2012 and confirms that the undersigned has reviewed the sections captioned “Selling Stockholders” and “Plan of Distribution,” and confirms that, to the best of the undersigned’s knowledge, the same is true, complete and accurate in every respect as it relates to the undersigned, except as indicated in this Questionnaire. The undersigned hereby further acknowledges its indemnification obligations set forth in Section 5 of the Agreement and acknowledges that the Company is relying upon the information furnished in this Questionnaire by the undersigned.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in any Registration Statement, any amendments thereto and the related prospectus, until such time as the undersigned has notified the Company of any changes to Items (1) through (7) above. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the applicable Registration Statement and the related prospectus.

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

Dated: ,
Signature of Record Holder (Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)